                      AGREEMENT OF INDEMNIFICATION OF DIRECTORS


    AGREEMENT OF INDEMNIFICATION OF DIRECTORS, made and executed as of this 3rd day of February, 1997, by and between WASTE RECOVERY, INC., a Texas corporation (the "Company"), and MARTIN B. BERNSTEIN, an individual resident of the State of New York (the "Indemnitee");

                                   P R E A M B L E

    The Company is aware that, in order to induce highly competent persons to serve the Company as directors or in other capacities, the Company must provide such persons with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Company. The difficulty of obtaining adequate directors and officers liability insurance in the current market has increased the difficulty of attracting and retaining such persons. The Board of Directors of the Company has determined that (i) it is essential to the best interests of the Company's shareholders that the Company act to assure such persons that there will be increased certainty of such protection in the future, and that (ii) it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will continue to serve the Company free from undue concern that they will not be so indemnified. The Indemnitee is willing to serve, continue to serve, and take on additional service for or on behalf of the Company on the condition that he be so indemnified;

    NOW THEREFORE, for and in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee do hereby agree as follows:

    1. SERVICE BY THE INDEMNITEE. The Indemnitee will continue to serve as a director of the Company faithfully and will discharge his duties and responsibilities to the best of his ability so long as he is duly elected or qualified in accordance with the provisions of the Amended and Restated Articles of Incorporation and Bylaws of the Company and the Business Corporation Act of the State of Texas or until his earlier death, resignation or removal. The Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue the Indemnitee in any such position. Nothing in this Agreement shall confer upon the Indemnitee the right to continue in the employ of the Company or as a director of the Company or affect the right of the Company to terminate the Indemnitee's employment at any time in the sole discretion of the Company, with or without cause, subject to any contract rights of the Indemnitee created or existing otherwise than under this Agreement.

    2. INDEMNIFICATION. The Company shall indemnify the Indemnitee to the fullest extent permitted by the Business Corporation Act of the State of Texas or other applicable law, as in effect from time to time. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of the Indemnitee provided hereunder shall include, but shall not be limited to, those rights hereinafter set forth, except that no indemnification shall be paid to the Indemnitee:

         On account of any suit in which judgment is rendered against the Indemnitee for disgorgement of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of
    Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law;

         On account of conduct of the Indemnitee that is finally adjudged by a court of competent jurisdiction to have been knowingly fraudulent or to constitute willful misconduct;

         In any circumstance where such indemnification is expressly prohibited by applicable law;

         With respect to liability for which payment is actually made to the Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement (other than this Agreement), except in respect of any liability in excess of payment under such insurance, clause, bylaw or agreement;

         If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and the Indemnitee have been advised that it is the position of the Securities and Exchange Commission that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable, and that claims for indemnification should be submitted to the appropriate court for adjudication); or

         In connection with any proceeding (or part thereof) initiated by the Indemnitee, or any proceeding by the Indemnitee against the Company or its directors, officers, employees or other Indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification is provided by the Company in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) except as provided in Sections 10 and 13 hereof.

    3. ACTIONS OR PROCEEDINGS OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE COMPANY. The Indemnitee shall be entitled to the indemnification rights provided in this Section if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of any other entity, including, but not limited to another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other entity, or by reason of any act or omission by him in any such capacity. Pursuant to this Section 3, the Indemnitee shall be indemnified against all expenses (including court costs and attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement that were actually and reasonably incurred by him in connection with such action, suit or proceeding
(including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful.

    4. ACTIONS BY OR IN THE RIGHT OF THE COMPANY. The Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if he is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity, including, but not limited to another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other entity, or by reason of any act or omission by him in any such capacity. Pursuant to this Section 4, the Indemnitee shall be indemnified against all expenses (including court costs and attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement that were actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to be the best interests of the Company; PROVIDED, HOWEVER, that no such indemnification shall be made in respect of any claim, issue or matter as to which applicable law expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to the Company, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses and costs which such court shall deem proper.

    5. INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Agreement, to the extent that the Indemnitee has served on behalf of the Company as a witness or other participant in any claim, action or proceeding, or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue or matter therein, including, but not limited to, the dismissal of any action without prejudice, he shall be indemnified against all costs, charges and expenses (including court costs and attorneys' fees) actually and reasonably incurred by him in connection therewith.

    6. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including court costs and attorneys' fees), costs, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the investigation, defense, appeal or settlement of such suit, action, investigation or proceeding described in Sections 3 or 4 hereof, but is not entitled to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expenses (including court costs and reasonable attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him to which the Indemnitee is entitled. Without limiting the generality of the foregoing, if the action, suit, investigation or proceeding is brought against the Indemnitee in his capacity as a director, officer, employee or shareholder, the presumption shall be that recovery is sought by reason of the Indemnitee's status as a director of the Company.

    7. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. Upon written request by the Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons, who shall be empowered to make such determination: (a) the Board of Directors of the Company, by a majority vote of a quorum consisting of Disinterested Directors (as defined in Section 18); or (b) if such a quorum is not obtainable, by majority vote of a committee of two or more Disinterested Directors designated to act in the matter by majority vote of all directors; or (c) by Independent Counsel (as hereinafter defined) if the Board of Directors, by the majority vote of Disinterested Directors, so directs in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. Such Independent Counsel shall be selected by the majority vote of Disinterested Directors and reasonably approved by the Indemnitee. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Company of a written request for indemnification by or on behalf of the Indemnitee. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to the Indemnitee. Any costs or expenses (including court costs and attorneys' fees) incurred by the Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

    8. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS. The Secretary of the Company shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board of Directors, or such other person or persons as are empowered to make the determination pursuant to Section 7, that the Indemnitee has made such request for determination. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 45 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Sections 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification, except as may be provided herein.

    9. ADVANCEMENT OF EXPENSES AND COSTS. All reasonable expenses and costs actually incurred by the Indemnitee (including reasonable attorneys' fees, retainers and advances of disbursements required of the Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, if so requested by the Indemnitee, within 30 days after the receipt by the Company of a statement or statements from time to time. The Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such expense and costs by the Company pursuant to this Agreement or otherwise.

    10. REMEDIES OF THE INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR TO ADVANCE EXPENSES. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8, or if expenses are not advanced pursuant to
Section 9, the Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Texas or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, the Indemnitee may, at his option, seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made DE NOVO and the Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or
Section 8 hereof that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and shall be precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including reasonable attorneys' fees) and costs actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

    11. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof, but the omission to so notify the Company will not relieve the Company from any liability that it may have to the Indemnitee except to the extent that the Company shows by clear and convincing evidence that it has been materially and adversely prejudiced by such failure to give timely notice. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which the Indemnitee gives notice to the Company of the commencement thereof:

         The Company will be entitled to participate therein at its own expense; and

         Except as otherwise provided in this Section 11, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ his own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such action, or (iii) the Company shall not in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have reasonably reached the conclusion provided for in clause (ii) above.

         The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement.

    12. OTHER RIGHTS TO INDEMNIFICATION. The indemnification and advancement of expenses (including court costs and attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled under any provision of the Bylaws of the Company, any provision of the Amended and Restated Articles of Incorporation of the Company, any vote of shareholders or Disinterested Directors, any provision of law or otherwise.

    13. ATTORNEYS' FEES AND OTHER EXPENSES TO ENFORCE AGREEMENT. In the event that the Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

    14. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of (a) 10 years after the Indemnitee has ceased to occupy any of the positions or have any relationship described in Sections 3 and 4 of this Agreement, and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which the Indemnitee may be subject by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee, partner, venturer, proprietor, trustee, agent or similar functionary of any other entity, including, but not limited to, another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other entity, or by reason of any act or omission by him in any such capacity. The indemnification provided under this Agreement shall continue as to the Indemnitee even though he may have ceased to be a director or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee and his spouse, successors, assigns, heirs, devisees, executors, administrators or other legal representatives.

    Notwithstanding anything in this Agreement to the contrary, this Agreement shall terminate and be of no force or effect in the event that it is not ratified and approved at the 1997 Annual Meeting of Shareholders of the Company.

    15. SEVERABILITY. If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, but not limited to, all portions of any Sections of this Agreement) containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including but not limited to, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

    16.  COUNTERPARTS.   This Agreement may be executed in one or more
counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought shall be required to be produced to evidence the existence of this Agreement.

    17. CAPTIONS. The captions and headings used in this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

    18.  DEFINITIONS.  For purposes of this Agreement:

         "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by the Indemnitee.

         "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or the Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

    19. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    20. NOTICES. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly give if (i) delivered by hand with receipt acknowledged by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail, return receipt requested, with postage prepaid, on the date shown on the return receipt:

         If to the Indemnitee to:   Martin B. Bernstein
                                    7 Penn Plaza
                                    370 Seventh Avenue
                                    Suite 618
                                    New York, New York 10001

         If to the Company, to:     Waste Recovery, Inc.
                                    309 South Pearl Expressway
                                    Dallas, Texas  75201

or to such other address as may be furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

    21. GOVERNING LAW. The parties hereto agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, applied without giving effect to any conflicts-of-law principles.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    WASTE RECOVERY, INC.


                                    By: /s/ THOMAS L. EARNSHAW
                                       ---------------------------------------
                                    Its: President and CEO
                                        --------------------------------------


                                    INDEMNITEE:

                                    /s/ MARTIN B. BERNSTEIN
                                    ------------------------------------------
                                    Martin B. Bernstein

















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